                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 24, 2003

                Date of Report (Date of earliest event reported)


                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                          000-29182                   11-3292094
-------------------              ----------------            ---------------
  (State or other                  (Commission                (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 24, 2003, the Company entered into an employment agreement with Bruce Bendell, the Company's President, Chief Executive Officer and Acting Chief Financial Officer, effective January 1, 2003. Mr. Bendell will continue to receive an annual base salary of $500,000 and a quarterly bonus equal to 10% of the net income of the Company's automotive operations after all expenses, including any other bonuses paid or accrued. Details are more fully described in the employment agreement attached hereto as Exhibit 10.94, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.     Description
-----------     -----------
  10.94         Employment Agreement dated July 24, 2003 by and between The
                Major Automotive Companies, Inc. and Bruce Bendell.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003

                                    THE MAJOR AUTOMOTIVE COMPANIES, INC.

                                    By:  /s/ Bruce Bendell
                                         -----------------
                                         Name:    Bruce Bendell
                                         Title:   President, Chief Executive
                                                  Officer and Acting Chief
                                                  Financial Officer